Exhibit 10.23

Becton, Dickinson and Company
1 Becton Drive
Franklin Lakes, New Jersey 07417

November 20, 2023

Embecta Corp.
1 Becton Drive
Franklin Lakes, New Jersey 07417
Attention:     Jeffrey Mann
        Senior Vice President
E-mail:        jeff.mann@embecta.com

Re: Logistics Services Agreement

Dear Mr. Mann:

Reference is made to the Logistics Services Agreement, dated as of January 1, 2022 (the “LSA”), by and between Embecta Corp. (“Embecta”) and Becton, Dickinson and Company (together with Embecta, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the LSA.

In consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree to the following:

1.    LSA Extension. (i) The Term is extended until March 31, 2024, (ii) the monthly Administrative Fee for each of the Services under the LSA during the extension period from January 1, 2024 through March 31, 2024 (the “Interim Extension Period”) shall be equal to one and one quarter percent (1.25%) of New Revenue for such Service and (iii) each of the Factoring Fee and the Servicing Fee for each such Services during the Interim Extension Period shall be equal to one hundred twenty-five percent (125%) of the Factoring Fee or the Servicing Fee, respectively, for such Service during the term of the LSA prior to the Interim Extension Period.

2.    Miscellaneous. Except as expressly set forth in this letter agreement, no amendment, alteration or modification of the LSA is otherwise made.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this letter agreement to be duly executed on its behalf by its officer thereunto duly authorized as of the day and year first above written.
    BECTON, DICKINSON AND COMPANY

    By: /s/ Christopher DelOrefice
        Name: Christopher DelOrefice
        Title: EVP and Chief Financial Officer

EMBECTA CORP.

    By: /s/ Jeff Mann
        Name: Jeff Mann
        Title: SVP, General Counsel & Head of                   Business Development

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